                                  EXHIBIT 24

                              POWERS OF ATTORNEY

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                    /s/ Jerry D. Campbell
                                                --------------------------------
                                                        Jerry D. Campbell

EXHIBIT 24


                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                            /s/ Dana M. Cluckey
                                         ------------------------------
                                                Dana M. Cluckey

EXHIBIT 24



                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                /s/ Bruce L. Cook
                                             --------------------------
                                                    Bruce L. Cook

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                               /s/ Richard J. Cramer
                                            -----------------------------
                                                   Richard J. Cramer

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                    /s/ George A. Eastman
                                                --------------------------------
                                                        George A. Eastman

EXHIBIT 24



                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                  /s/  Howard J. Hulsman
                                             -----------------------------------
                                                       Howard J. Hulsman

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                               /s/ Gary Hurand
                                            -------------------------------
                                                   Gary Hurand

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                  /s/ Dennis J. Ibold
                                                --------------------------------
                                                      Dennis J. Ibold

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                    /s/ Isaac J. Powell
                                                 -------------------------------
                                                        Isaac J. Powell

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                  /s/ John J. Lennon
                                             -------------------------------
                                                      John J. Lennon

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                     /s/ Sam H. McGoun
                                                -------------------------------
                                                         Sam H. McGoun

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                  /s/ Kelly E. Miller
                                               --------------------------------
                                                      Kelly E. Miller

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                  /s/ Joe D. Pentecost
                                              ---------------------------------
                                                      Joe D. Pentecost

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                                    /s/ George B. Smith
                                                  ------------------------------
                                                        George B. Smith

EXHIBIT 24




                                POWER OF ATTORNEY
                  TO EXECUTE SECURITIES AND EXCHANGE COMMISSION
                             FORM 10-K ANNUAL REPORT
                        FOR YEAR ENDED DECEMBER 31, 1998
                            FOR REPUBLIC BANCORP INC.


         KNOW ALL MEN BY THESE PRESENTS that the undersigned, a member of the Board of Directors of Republic Bancorp Inc. (the "Company"), hereby appoints Dana M. Cluckey, President and Chief Operating Officer, and Thomas F. Menacher, Senior Vice President and Chief Financial Officer of the Company, and each of them, as the undersigned's agents and attorneys in fact to act for and on behalf of the undersigned in signing and executing the Securities and Exchange Commission Form 10-K 1998 Annual Report for the Company, and any amendment thereto, in delivering and filing the same with the Securities and Exchange Commission and in distributing the 1998 Annual Report to the shareholders of the Company and other interested parties.

         IN WITNESS WHEREOF the undersigned has caused these presents to be executed this 8th day of February, 1999.



                                         /s/ Jeoffrey K. Stross, M.D.
                                   ---------------------------------------------
                                             Jeoffrey K. Stross, M.D.